UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 27, 2003


                       NT MEDIA CORP. OF CALIFORNIA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                        0-31012                    94-3357128
 -----------------              ----------------            -------------------
 (State or other                (Commission File             (IRS Employer
   jurisdiction                       Number)               Identification No.)
 of incorporation)



                         5670 Wilshire Blvd., Suite 1400
                              Los Angeles, CA 90069
                     --------------------------------------
                    (Address of principal executive offices)


                                 (323) 445-4833
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                           8428 Melrose Place, Suite B
                              Los Angeles, CA 90069
           -----------------------------------------------------------
          (Former names or former address, if changed from last report)














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Item 4.  Changes in Registrant's Certifying Accountant.

On June 30, 2003, the Company's Board of Directors decided to replace Caldwell, Becker, Dervin, Petrick & Co., LLP ("Caldwell Becker") as its independent accountants effective as of June 27, 2003 and approved the engagement of AJ.Robbins, PC ("AJ Robbins") to replace Caldwell Becker as the Company's independent accountants for the fiscal year ending December 31, 2003, and thereafter.

The decision to change the Company's independent accountants was occasioned by the fact that Caldwell Becker declined to stand for re-election as the Company's independent accountant. The Board based its decision to retain AJ Robbins on several factors, including AJ Robbins' experience in the Company's particular industry and AJ Robbins' extensive SEC compliance practice.

Prior to its decision to retain AJ Robbins as the Company's new principal accountant, no officer or director of the Company had consulted AJ Robbins regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements nor did the Company receive any written or oral advice as to any accounting, auditing or financial reporting issue which was an important factor considered by the Company in rendering its decision.

The Independent  Auditors'  Report signed by Caldwell Becker for the fiscal year
ended  December  31,  2002,   included  an  explanation  of  a  "going  concern"
uncertainty.

There were no disagreements with Caldwell Becker on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Caldwell Becker, would have caused Caldwell Becker to make reference to the subject matter of any such disagreement(s) in connection with its report.

The Company has requested Caldwell Becker to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 30, 2003, is filed as Exhibit 16.1 to this Form 8-K, as required by Item 304(a)(3) of Regulation S-B.

Item 5.  Other Events

Chris Mehringer, the CEO, President and CFO of the Company tendered his resignation to be effective on June 30, 2003. The Board of Directors accepted Mr. Mehringer's resignation on June 30, 2003.

As part of Mr. Mehringer's resignation, the Company agreed to indemnify Mr. Mehringer for any acts done by him during his term as an officer of the Company except for any activities demonstrating gross negligence and/or willful misconduct. This agreement covers both losses as well as costs including reasonable attorney's fees, relating to any indemnified claim. The agreement is perpetual in nature.




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On June 30, 2003, the Board of Directors appointed Chris Briggs as the Company's
CEO, President and CFO effective on July 1, 2003. Mr. Briggs was appointed to the Board of Directors effective July 1, 2003. Mr. Briggs will also act as the Creative Director for the Company. Mr. Briggs has a long history of television and film production and has created several media properties.

Item 7.  Financial Statements.

         (a)      Financial Statements of Business Acquired.           None

         (b)      Pro Forma Financial Information.                     None

         (c)      Exhibits:   16.1    Letter on change in Certifying Accountant.

                              99.1    Press Release by NT Media Corp. of
                                      California, Inc. dated June 17, 2003





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 1, 2003

                                          NT MEDIA CORP. OF CALIFORNIA, INC.


                                          By: /s/ Ali Moussavi
                                              ---------------------
                                              Ali Moussavi,
                                              Chairman of the Board




















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                                Index to Exhibits



     Exhibit No.                            Description
     ----------                             -----------

         16.1            Letter on change in Certifying Accountants

         99.1            Press Release issued by NT Media Corp. of California,
                              Inc. dated June 17, 2003










































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